UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2016
___________

DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-9819 (Commission File Number)	52-1549373 (IRS Employer Identification No.)

4991 Lake Brook Drive, Suite 100 Glen Allen, Virginia (Address of principal executive offices)	23060-9245 (Zip Code)

Registrant's telephone number, including area code: (804) 217-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Effective October 3, 2016, Dynex Capital, Inc. (the “Company”) restated its previously established 401(k) plan known as the Dynex Capital, Inc. 401(k) Plan (the “Plan”). A copy of the Plan is attached hereto as Exhibits 99.1, 99.2 and 99.3. The Company is also filing herewith as Exhibit 5.1, the opinion letter, dated March 31, 2014, issued by the Internal Revenue Service to Wells Fargo Bank, N.A., with respect to the compliance, in form, of the Wells Fargo Bank, N.A. Defined Contribution Volume Submitter Plan and Trust with the qualification requirements of Section 401 of the Internal Revenue Code, upon which opinion the Company is permitted to rely. Each of Exhibits 99.1, 99.2, 99.3 and 5.1 are hereby incorporated by reference herein and into the Company’s registration statement on Form S-8 filed with the Securities and Exchange Commission on September 17, 2014 (SEC File No. 333-198796).

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1*
Opinion letter, dated March 31, 2014, issued by the Internal Revenue Service to Wells Fargo Bank, N.A., the volume submitter profit-sharing plan sponsor of the form of plan document used for the Dynex Capital, Inc. 401(k) Plan

99.1	Adoption Agreement for Dynex Capital, Inc. 401(k) Plan, restated effective October 3, 2016 (original effective date January 1, 1992)
99.2	Wells Fargo Bank, N.A. Defined Contribution Volume Submitter Plan and Trust, Basic Plan Document #08
99.3	Amendment to Permit In-Plan Roth Transfers, dated October 3, 2016
*
The Dynex Capital, Inc. 401(k) Plan is a volume submitter profit-sharing plan with cash or deferred arrangement. Dynex Capital, Inc. is permitted to rely on the opinion letter issued by the Internal Revenue Service to Wells Fargo Bank, N.A., the sponsor of the plan on which the Dynex Capital, Inc. 401(k) Plan is based, as to such plan’s compliance, in form, with the qualification requirements of Section 401 of the Internal Revenue Code, and such letter is supplied in lieu of a determination letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	October 4, 2016	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Exhibit Index

Exhibit No.	Description

5.1*
Opinion letter, dated March 31, 2014, issued by the Internal Revenue Service to Wells Fargo Bank, N.A., the volume submitter profit-sharing plan sponsor of the form of plan document used for the Dynex Capital, Inc. 401(k) Plan

99.1	Adoption Agreement for Dynex Capital, Inc. 401(k) Plan, restated effective October 3, 2016 (original effective date January 1, 1992)
99.2	Wells Fargo Bank, N.A. Defined Contribution Volume Submitter Plan and Trust, Basic Plan Document #08
99.3	Amendment to Permit In-Plan Roth Transfers, dated October 3, 2016
*
The Dynex Capital, Inc. 401(k) Plan is a volume submitter profit-sharing plan with cash or deferred arrangement. Dynex Capital, Inc. is permitted to rely on the opinion letter issued by the Internal Revenue Service to Wells Fargo Bank, N.A., the sponsor of the plan on which the Dynex Capital, Inc. 401(k) Plan is based, as to such plan’s compliance, in form, with the qualification requirements of Section 401 of the Internal Revenue Code, and such letter is supplied in lieu of a determination letter.